UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 4, 2005
MICHAELS STORES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09338	75-1943604
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
8000 Bent Branch Drive
Irving, Texas 75063
P.O. Box 619566
DFW, Texas 75261-9566
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 409-1300

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
     On August 4, 2005, the Compensation Committee of the Board of Directors of Michaels Stores, Inc. (the “Company”) adopted forms of award agreements (the “Forms”) for use in connection with the Company’s 2005 Incentive Compensation Plan (the “Plan”), all of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and are incorporated by reference into this Item 1.01. Unless the Compensation Committee otherwise provides, the Forms will be used to evidence awards granted under the Plan on or after August 4, 2005.
Item 9.01.  Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit
Number	Description
10.1	Forms of Award Agreements under the Michaels Stores, Inc. 2005 Incentive Compensation Plan

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.
By:	/s/ Jeffrey N. Boyer
Jeffrey N. Boyer Executive Vice President —
Chief Financial Officer

Date: August 4, 2005

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Forms of Award Agreements under the Michaels Stores, Inc. 2005 Incentive Compensation Plan